                                                                   EXHIBIT 10.23

                              SECOND AMENDMENT TO
                           THIRD AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT

  THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of the 13th day of
                 ---------
October, 1998, by and among SATELLINK COMMUNICATIONS, INC., a Georgia corporation, f/k/a Satellink Paging, Inc. (hereinafter referred to as "Parent"),
                                                                       ------
SATELLINK PAGING, LLC, a Georgia limited liability company (hereinafter referred to as "Borrower"; Parent and Borrower are sometimes collectively hereinafter
       --------
referred to as "Obligors" and individually as an "Obligor"), the financial
                --------                          -------
institutions party to the Third Restated Loan Agreement referred to below (collectively, the "Lenders"), and BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE,
                    -------
INC., a Delaware corporation, as assignee of CREDITANSTALT AG, f/k/a Creditanstalt-Bankverein, an Austrian banking corporation, in its separate capacity as agent for the Lenders (in such capacity, the "Agent").
                                                          -----

                              W I T N E S S E T H:
                              - - - - - - - - - -


  WHEREAS, Parent, Borrower, the Lenders and the Agent are each a party to that certain Third Amended and Restated Loan and Security Agreement dated as of June 27, 1997 as amended by the First Amendment to the Third Amended and Restated Loan and Security Agreement dated March 11, 1998 (the "Third Restated Loan
                                                       -------------------
Agreement") pursuant to which the Lenders have (a) made available to Borrower a
---------
revolving line of credit for loans and advances not to exceed in the aggregate $32,000,000 at any one time outstanding and (b) made to Borrower term loans having, as of the date hereof, an aggregate outstanding principal amount of $7,600,000; and

  WHEREAS, the Obligors have requested that the Lenders agree to increase the amount of the revolving line of credit from $32,000,000 to $40,000,000 and the amount of the term loans from $8,000,000 to $15,000,000, and the Lenders have agreed to such request, subject to the terms and conditions hereof; and

  WHEREAS, the Obligors have requested that the Agent and the Lenders amend the Third Restated Loan Agreement; and

  WHEREAS, the Agent and the Lenders are willing to amend the Third Restated Loan Agreement, subject to the terms and conditions set forth herein.

  NOW, THEREFORE, in consideration of the foregoing premises, to induce the Lenders and the Agent to enter into this Amendment and to extend the financing provided for herein, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are acknowledged by the Obligors, the Obligors, the Lenders and the Agent hereby agree as follows:

  1.  Defined Terms.  All capitalized terms used herein and not otherwise
      -------------
defined herein shall have the meanings ascribed to such terms in the Third Restated Loan Agreement.

  2.  Amendments.  The Third Restated Loan Agreement is amended as follows,
      ----------
subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment:

     2.1.  Amortization Date Definition.  Section 1.1 of the Third Restated
           ----------------------------
  Loan Agreement is hereby amended by deleting in its entirety the definition of "Amortization Date" contained therein and by substituting therefor a new definition of "Amortization Date" to read as follows:

           "Amortization Date" shall mean, collectively, each March 31, June 30,
            -----------------
           September 30, and December 31, commencing on December 31, 1999 and continuing to and including September 30, 2003.

     2.2.  Commitment Definition.  Section 1.1 of the Third Restated Loan
           ---------------------
  Agreement is hereby amended by deleting in its entirety the definition of "Commitment" contained therein and by substituting therefor a new definition of "Commitment" to read as follows:

           "Commitment" shall mean the aggregate obligation of the Lenders to
            ----------
           make Revolving Credit Loans to Borrower, subject to the terms and conditions hereof, up to an aggregate principal amount not to exceed at any one time outstanding for all the Lenders Forty Million Dollars ($40,000,000).

     2.3.  Commitment Percentage.   Section 1.1 of the Third Restated Loan
           ----------------------
  Agreement is hereby amended by deleting in its entirety the definition of "Commitment Percentage" contained therein and by substituting therefor a new definition of "Commitment Percentage" to read as follows:

           "Commitment Percentage" shall mean, as to each Lender, that
            ---------------------
           amount, expressed as a percentage, equal to the ratio of the amount Set forth opposite the name of such Lender on Schedule I hereto under the heading "Revolving Credit Commitment" to the aggregate amount of the Commitment; provided that the Commitment Percentage of each Lender shall be increased or decreased, as appropriate, to reflect any assignments made by such Lender pursuant to Section 13.3(c) hereof.

     2.4.  Maturity Date.   Section 1.1 of the Third Restated Loan
           --------------
Agreement is hereby amended by deleting in its entirety the definition of "Maturity Date" contained therein and by substituting therefor a new definition of "Maturity Date" to read as follows:

           "Maturity Date" shall mean September 30, 2003.
            -------------

     2.5.  New Definition. Section 1.1 of the Third Restated Loan Agreement
           --------------
is hereby amended by adding, in appropriate alphabetical order, a new definition of "Second Amendment" to read as follows:

           "Second Amendment" shall mean that certain Second Amendment to
            ----------------
           Third Amended and Restated Loan and Security Agreement, dated as of October 13, 1998 among the Obligors, the Lenders and the Agent.

     2.6.  New Definition. Section 1.1 of the Third Restated Loan Agreement
           --------------
is hereby amended by adding, in appropriate alphabetical order, a new definition of "Second Amendment Effective Date" to read as follows:

           "Second Amendment Effective Date" shall mean the date that the Second
           -------------------------------
           Amendment has been signed by the Obligors, the Lenders and the Agent and the conditions precedent set forth in Section 3 of the Second Amendment have been satisfied or waived by the Lenders in writing.

     2.7.  Revolving Credit Loans. Section 2.1(a) of the Third Restated
           ----------------------
Loan Agreement is hereby amended by deleting in its entirety the first sentence thereof and by substituting therefor a new sentence to read as follows:

           Subject to the terms and conditions hereof and provided that there exists no Default or Event of Default, each of the Lenders, severally but not jointly, agrees to make revolving loans (the "Revolving
                                                                 ---------
           Credit Loans") as requested by Borrower in accordance with the
           ------------
           provisions of Section 2.3 hereof, to Borrower from time to time on
                         -----------
           and after the date hereof and up to, but not including, the Termination Date in an aggregate amount not to exceed at any one time outstanding an amount equal to such Lender's Commitment Percentage of the Commitment, provided, however, that no Lender shall be required
                           --------  -------
           to make any Revolving Credit Loan if, after giving effect to the making of such Loan, the Senior Debt/Cash Flow Ratio would be greater than the applicable maximum ratio then permitted under Section 8.3
                                                                  -----------
           hereof.

     2.8.  Term Loans.  Section 2.2 of the Third Restated Loan Agreement is
           ----------
hereby amended by deleting in its entirety Section 2.2 thereof and by substituting therefor a new Section 2.2 to read as follows:

           (a) Prior to the Second Amendment Effective Date, certain of the Lenders had made certain term loans to the Parent (which term loans subsequently were assigned to, and assumed by, the Borrower) and to the Borrower, in an aggregate principal amount of Eight Million Dollars ($8,000,000), the outstanding principal balance of which, as of the Second Amendment Effective Date, is $7,600,000 (collectively, the "Original Term
                                                                 -------------
     Loans"). The outstanding balance of the Original Term Loan for each Lender
     -----
     is as set forth on Schedule I hereto in respect of such Lender. Each

     Lender agrees to make, on the Second Amendment Effective Date, an additional term loan (each a "1998 Term Loan" and, collectively, the "1998 Term Loans") in the principal amount set forth for such Lender on Schedule I hereto and to consolidate its Original Term Loan and its 1998 Term Loan into a single term loan in the principal amount set forth for such Lender on Schedule I hereto and having an aggregate principal amount, as to all of the Lenders, of $15,000,000 (each a "Term Loan" and, collectively, the "Term Loans"). The Term Loans shall be evidenced by one or more promissory notes, substantially in the form of Exhibit B attached hereto (each such
                                         ---------
     promissory note, together with any and all amendments, modifications and supplements thereto, and any renewals, replacements or extensions thereof, in whole or in part, the "Term Note"), and shall be payable to the Lenders
                               ---------
     in the respective principal amounts of the Term Loans made of the Lenders, as set forth in respect of each Lender on Schedule I.

           (b) The aggregate principal amount of the Term Loans shall be repayable in sixteen (16) quarterly installments of principal, payable on each Amortization Date commencing on December 31, 1999 and ending on the Maturity Date, with each such principal installment being in the amount of $937,500.

     2.9.  Reporting. The Third Restated Loan Agreement is hereby further
           ---------
amended by deleting in its entirety clause (e) of Section 6.2 thereof and by substituting therefor a new clause (e) to read as follows:

           (e) As soon as available, and in any event within thirty (30) days after the end of each fiscal quarter (i) an accounts receivable aging, showing separately for Parent, Borrower and each Subsidiary the aggregate dollar value of the Accounts and the accounts of each such Subsidiary and indicating the aggregate value of such Accounts that are past due and whether such Accounts are thirty (30), sixty (60) or ninety (90) or more days past due and containing such other information regarding such Accounts as the Agent, on its behalf and on behalf of the Lenders, may request (including, without limitation, an accounts receivable aging showing the age of each individual Account as of the last day of the preceding quarter (segregating such items in such manner and to such degree as the Agent, on behalf of the Lenders, may request, including the type and dollar value of the Accounts and the location of the Account Debtor thereon as of the end of the preceding quarter)); (ii) a current subscriber list, setting forth, among other things, the net gain or loss during such fiscal quarter of subscribers for local, regional and national paging and voicemail; and
     (iii) a certificate (a "Compliance Certificate") signed by the Chief
                             ----------------------
     Financial Officer of the Parent certifying as to Obligors' compliance with the financial covenants set forth in Section 8 hereof, substantially in the
                                          ---------
     form of Exhibit E, including or
             ---------
     accompanied by information sufficient to enable the Agent and the Lenders to verify the calculations set forth therein;

     2.10.  Interest Coverage Ratio.  The Third Restated Loan Agreement is
            -----------------------
hereby further amended by deleting in its entirety Section 8.1 thereof and by substituting therefor a new Section 8.1 to read as follows:

           8.1 Interest Coverage Ratio. Permit the Interest Coverage Ratio as of the last day of each fiscal quarter set forth below of to be less than the applicable ratio set forth opposite such quarter as set forth below:

           Quarter Ending                Applicable Ratio
           --------------                ----------------

           October 31, 1998 through
           April 30, 1999                2.25 to 1.00

           July 31, 1999                 2.75 to 1.00

           Thereafter                    3.00 to 1.00

     2.11.  Net Worth. The Third Restated Loan Agreement is hereby further
            ---------
amended by deleting in its entirety Section 8.2 thereof and by substituting therefor a new Section 8.2 to read as follows:

           8.2 Net Worth. Permit Net Worth as of any date from and after the Effective Date to be less than the amount set forth opposite the applicable period as follows:

           Applicable Period              Amount
           -----------------              ------

           October 1, 1998 through
            July 31, 1999              $ 5,000,000

           August 1, 1999 through
            January 31, 2000           $ 6,000,000

           February 1, 2000 through
            July 31, 2000              $ 6,500,000

           August 1, 2000 through
            January 31, 2001           $ 7,000,000

           February 1, 2001 through
            July 31, 2001              $ 8,000,000

           August 1, 2001 through
            July 31, 2002               $ 9,000,000

           Thereafter                   $10,500,000

           provided, however, that effective upon each issuance of any equity
           --------  -------
           securities by the Parent, the minimum amounts set forth above for the period in which such equity issuance occurs and for each period thereafter shall be automatically increased by an amount equal to seventy-five percent (75%) of amount by which shareholders' equity is increased as a result of such equity issuance.]

     2.12.  Senior Debt/Cash Flow Ratio.  The Third Restated Loan Agreement
            ---------------------------
is hereby further amended by deleting in its entirety Section 8.3 thereof and by substituting therefor a new Section 8.3 to read as follows:

           8.3 Senior Debt/Cash Flow Ratio. Permit the Senior Debt/Cash Flow Ratio during any applicable period set forth below to at any time be greater than the applicable ratio set forth opposite such applicable period as set forth below:

           Applicable Period                 Applicable Ratio
           -----------------                 ----------------

           Second Amendment Effective Date
            through April 30, 1999              4.25 to 1.00

           May 1, 1999 through
            July 31, 1999                       4.00 to 1.00

           August 1, 1999 through
            January 31, 2000                    3.75 to 1.00

           Thereafter                           3.50 to 1.00

     2.13.  Schedule I.  The Third Restated Loan Agreement is hereby further
            -----------
amended by deleting Schedule I thereto in its entirety and by substituting therefor a new Schedule I in the form of Schedule I to this Amendment.

     2.14.  Form of Revolving Credit Note.  The Third Restated Loan Agreement is
            ------------------------------
hereby further amended by deleting Exhibit A thereof and by substituting therefor a new Exhibit A attached hereto as Annex I and by reference made a
                                            -------
part hereof.

     2.15.  Form of Term Note.  The Third Restated Loan Agreement is hereby
            ------------------
further amended by deleting Exhibit B thereof and by substituting therefor a new Exhibit B attached hereto as Annex II and by reference made a part hereof.
                             --------

  3.  Conditions Precedent.  Subject to the other terms and conditions of this
      --------------------
Amendment, this Amendment shall not become effective until each of the following conditions precedent has been satisfied (and, upon the satisfaction of such conditions precedent, this Amendment shall be effective as of the date hereof):

           (a) Giving effect to this Amendment, all conditions precedent to the making of any Loan set forth in Section 11.2 of the Third Restated Loan Agreement shall be satisfied;

           (b) The Agent shall have received the following documents, each duly executed and delivered to the Agent, and each to be satisfactory in form and substance to the Agent, the Lenders, and their respective counsel (collectively, the "Amendment Documents"):
                         -------------------

              (i)    new Revolving Credit Notes;

              (ii)   new Term Notes;

              (iii) a certificate of the Secretary of Parent dated the date hereof certifying (A) that is a true and correct copy of the Article of Incorporation of the Parent as in effect on the date hereof; (B) that since March 11, 1998, Parent has not amended its By-laws, which By-laws, as certified to the Agent and the Lenders on such date, remain in full force and effect on the date hereof; (C) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of Parent and/or a duly authorized committee of the Board of Directors of Parent, authorizing the execution, delivery and performance of this Amendment and the other Amendment Documents; and (D) as to the incumbency and genuineness of the signatures of the officers of Parent executing this Amendment or any of the other Amendment Documents;

              (iv) a certificate of the Secretary of Borrower certifying (A) that since March 11, 1998, Borrower has not filed any amendment to its Articles of Organization, and that such Articles of Organization remain in full force and effect as of the date hereof; (B) that since March 11, 1998, Borrower has not amended its Operating Declaration, and that such Operating Declaration remains in full force and effect as of the date hereof; (C) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of the Manager of Borrower, authorizing the execution, delivery and performance of this Amendment and the other Amendment Documents; and (D) as to the incumbency and genuineness of the signatures of the officers of the Manager of Borrower executing this Amendment or any of the other Amendment Documents;

              (v) the written opinion of Alston & Bird LLP, counsel to Parent and Borrower, in form and content acceptable to the Lenders;

          (vi) copies of all required regulatory approvals including, without limitation, any which may be required by regulatory authorities having jurisdiction over Borrower and any that may be required for any transactions contemplated by this Amendment or any of the other
     Amendment Documents; and

         (vii) such other documents, instruments and agreements with respect to the transactions contemplated by this Amendment, in each case in such form and containing such additional terms and conditions as may be satisfactory to the Agent and the Lenders, and containing, without limitation, representations and warranties which are customary and usual in such documents; and

     (c) The Borrower and each Lender shall have executed and delivered to the Agent the signature pages to this Amendment.

  4.  Representations & Warranties.  Each Obligor hereby represents and warrants
      ----------------------------
to the Agent and the Lenders that, after giving effect to this Amendment, all of such Obligor's representations and warranties contained in the Third Restated Loan Agreement, as amended hereby, and the other Loan Documents are true and correct on and as of the date of such Obligor's execution of this Amendment, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and no Default or Event of Default as of such date has occurred and is continuing under any Loan Document. Each Obligor hereby further represents and warrants that (i) such Obligor has the power and authority to enter into this Amendment and the other Amendment Documents and to perform all of its obligations hereunder and thereunder; (ii) the execution and delivery of this Amendment and the other Amendment Documents have been duly authorized by all necessary action (corporate or otherwise) on the part of such Obligor; and (iii) the execution and delivery of this Amendment and the other Amendment Documents and the performance thereof by such Obligor do not and will not violate the Articles or Certificate of Incorporation, Articles of Organization, By-laws, Operating Declaration or other organizational documents of such Obligor and do not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to such Obligor or any properties of such Obligor.

  5.  Reaffirmation of Guaranty.  Parent hereby (a) consents to the execution
      -------------------------
and delivery of this Amendment by Borrower, and agrees to be bound by the terms and conditions hereof applicable to Parent; (b) acknowledges and agrees that all Obligations of Borrower under the Third Restated Loan Agreement, as amended hereby, are included in and constitute "Guaranteed Obligations," as such term is defined in that certain Amended and Restated Guaranty and Agreement, dated as of June 27, 1997 (the "Guaranty"), executed by Parent in favor of the Lenders and the Agent, and that such obligations are guaranteed by the Guaranty, and all references in the Guaranty to the "Guaranteed Obligations" shall hereafter be deemed to include the Borrower's Obligations under the Third Restated Loan Agreement, as amended hereby, and the other instruments, documents and agreements executed and delivered pursuant to this Amendment or in connection herewith; and (c) acknowledges and agrees that the Guaranty and its obligations thereunder remain in full force and effect without release, diminution or impairment, notwithstanding the execution and delivery of this Amendment.

  6.  Expenses.  Borrower agrees to pay, immediately upon demand by the Agent,
      --------
all costs, expenses, attorneys' fees and other charges and expenses actually incurred by the Agent and the Lenders in connection with the negotiation, preparation, execution and delivery of this Amendment, all other Amendment Documents and any other instrument, document, agreement or amendment executed in connection with this Amendment.

  7.  Breaches.  The breach of any representation, warranty or covenant
      --------
contained herein, in any other Amendment Document or in any other document executed in connection herewith, or the failure to serve or comply with any term or agreement contained herein shall constitute an Event of Default under the Third Restated Loan Agreement and the Agent and the Lenders shall be entitled to exercise all rights and remedies they may have under the Third Restated Loan Agreement, the other Loan Documents, and any other documents executed in connection therewith and applicable law.

  8.  References.  All references in the Third Restated Loan Agreement and the
      ----------
Loan Documents to the Third Restated Loan Agreement shall hereafter be deemed to be references to the Third Restated Loan Agreement as amended hereby and as the same may hereafter be amended from time to time.

  9.  Limitation of Amendment.  Except as expressly set forth herein, this
      -----------------------
Amendment shall not be deemed to waive, amend or modify any term or condition of the Third Restated Loan Agreement which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

  10.  Counterparts.  This Amendment may be executed in two or more
       ------------
counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same Amendment. Any signature page to this Amendment may be witnessed by a telecopy or other facsimile of any original signature page and any signature page of any counterpart hereof may be appended to any other counterpart hereof to form a completely executed counterpart hereof.

  11.  Further Assurances.  Borrower and Parent agree to take such further
       ------------------
action as the Agent and any Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Third Restated Loan Agreement.

  12.  Successors and Assigns.  This Amendment shall be binding upon and inure
       ----------------------
to the benefit of the successors and permitted assigns of the parties hereto; provided, however, that no assignment of the rights of any party hereunder shall
--------  -------
be made except to the extent permitted by, and made in conformity with, Section
13.3 of the Third Restated Loan Agreement.

  13.  Governing Law.  This Amendment shall be governed by, and construed in
       -------------
accordance with, the laws of the State of New York, without regard to principles of conflicts of law.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal on the date first above written.


                              "PARENT"

                              SATELLINK COMMUNICATIONS, INC., a Georgia corporation


                              By: /s/ Jerry W. Mayfield
                                 --------------------------------------
                                 Jerry W. Mayfield
                                 President


                              Attest: /s/ Daniel D. Lensgraf
                                     --------------------------------------
                                     Daniel D. Lensgraf
                                     Secretary:

                                              [CORPORATE SEAL]

                              "BORROWER"

                              SATELLINK PAGING, LLC, a Georgia limited liability company

                              By:  Satellink Communications, Inc., Its Manager


                                   By: /s/ Jerry W. Mayfield
                                      --------------------------------------
                                      Jerry W. Mayfield
                                      President


                                   Attest: /s/ Daniel D. Lensgraf
                                          ----------------------------------
                                          Daniel D. Lensgraf
                                          Secretary:


                                              [CORPORATE SEAL]

                              "AGENT"

                               BANK AUSTRIA CREDITANSTALT
                               CORPORATE FINANCE, INC.



                               By: /s/ Robert M. Biringer
                                  ---------------------------------------
                                  Robert M. Biringer
                                  Executive Vice President



                               By: /s/ Stephen W. Hipp
                                  ----------------------------------------
                               Name:   Stephen W. Hipp
                               Title:  Associate

                              "LENDER"

                              BANK AUSTRIA CREDITANSTALT
                              CORPORATE FINANCE, INC.



                              By:   /s/ Robert M. Biringer
                                 ------------------------------------
                                 Robert M. Biringer
                                 Executive Vice President



                              By:  /s/ John G. Taylor
                                 -------------------------------------
                                 Name:   John G. Taylor
                                       -------------------------------
                                 Title:  Senior Associate
                                       -------------------------------

                              "LENDER"

                               FINOVA CAPITAL CORPORATION

                               By:  /s/ David A. Meier
                                  -------------------------------------
                                  Name:  David A. Meier
                                        -------------------------------
                                  Title:
                                        -------------------------------

                                   SCHEDULE I

                          Revolving Credit Commitments

                                         Original             Increase In       Revolving
                                    Revolving Credit       Revolving Credit       Credit
           Lender                      Commitment             Commitment        Commitment
           ------                   ----------------       ----------------     ----------

Bank Austria Creditanstalt              $19,200,000            $  800,000       $20,000,000
 Corporate Finance, Inc.

Finova Capital Corporation              $12,800,000            $7,200,000       $20,000,000
                                        -----------            ----------       -----------
Totals                                  $32,000,000            $8,000,000       $40,000,000



                               Term Loan Amounts


                                        Balance of
                                      Original Term               1998
           Lender                         Loan                  Term Loan        Term Loan
           ------                    ---------------          -------------    -------------

Bank Austria Creditanstalt               $4,560,000            $2,940,000       $ 7,500,000
 Corporate Finance, Inc.

Finova Capital Corporation               $3,040,000            $4,460,000       $ 7,500,000
                                         ----------            ----------       -----------
Totals                                   $7,600,000            $7,400,000       $15,000,000

                                    ANNEX I
                                    -------

                                   Exhibit A
                                       to
                           Third Amended and Restated
                          Loan and Security Agreement
                           dated as of June 27, 1997

                                    FORM OF
                             REVOLVING CREDIT NOTE


                                                   New York, New York
$_______________                                   As of ________, 1998


  FOR VALUE RECEIVED, the undersigned, SATELLINK PAGING, LLC, a Georgia limited liability company (hereinafter referred to as "Maker"), promises to pay to the
                                               -----
order of _________________________________ (hereinafter referred to as

"Holder"), at such account or at such other place as Holder may from time to
 ------
time designate in writing, the principal sum of __________________________ UNITED STATES DOLLARS (U.S. $____________), or if less, the aggregate outstanding principal amount of Revolving Credit Loans, as such term is defined in the Loan Agreement referred to hereinbelow, made or issued by Holder to Maker, in lawful money of the United States, payable in full on the Maturity Date (as defined in the Loan Agreement).

  Interest on the principal balance from time to time outstanding hereunder shall accrue at the rates and shall be payable in the manner set forth in that certain Third Amended and Restated Loan and Security Agreement dated as of June 27, 1997, as amended, by and among Maker, Satellink Communications, Inc., a Georgia corporation, the Lenders from time to time party thereto, and Bank Austria Creditanstalt Corporate Finance, Inc., as Agent for the Lenders (such agreement, as heretofore, now or hereafter amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms
                                           --------------
used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

  In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Revolving Credit Note (this "Note") exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Holder has received interest hereunder in excess of the highest applicable rate, Holder shall promptly refund such excess interest to Maker.

  The date and amount of each Revolving Credit Loan made by Holder to Maker under the Loan Agreement, and each payment of principal thereof, shall be recorded by Holder on its books and, prior to any transfer of this Note, endorsed by Holder on the Schedule attached hereto or on any continuation thereof.

  This Note is, in part, a replacement, extension and renewal note for that certain Revolving Credit Note dated as of March 11, 1998, executed by Maker in favor of Holder, which note was, in part, a replacement note for that certain Revolving Credit Note dated as of June 27, 1997 executed by Maker in favor of Holder. This Note is a "Revolving Credit Note" referred to in the Loan Agreement, and is subject to all of the terms and conditions of the Loan Agreement, including, but not limited to, those related to the acceleration of the indebtedness represented hereby upon the occurrence of an Event of Default or the reduction of the Commitment. Payment of this Note is secured by the Collateral.

  In the event that all or any portion of the indebtedness evidenced hereby shall be collected by or through an attorney-at-law, Holder shall be entitled to collect from Maker all costs of collection, including reasonable attorneys' fees.

  Maker hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor and all other notices in connection with this Note. This Note shall be payable without right of setoff, any defense of want or failure of consideration, nonperformance of any condition precedent, nondelivery or delivery for a special purpose or any other defense of any nature whatsoever.

  THIS NOTE, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW). MAKER HEREBY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE, AND (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NOTHING HEREIN SHALL LIMIT THE RIGHT OF HOLDER TO BRING PROCEEDINGS AGAINST MAKER IN THE COURTS OF ANY OTHER JURISDICTION.

  AFTER REVIEWING THIS PROVISION SPECIFICALLY WITH ITS COUNSEL, MAKER HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING BASED ON OR ARISING OUT OF, UNDER, IN CONNECTION WITH, OR RELATING TO THIS NOTE, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS

(WHETHER ORAL OR WRITTEN), OR ACTIONS OF MAKER OR HOLDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO HOLDER TO MAKE THE LOANS EVIDENCED BY THIS NOTE TO MAKER.

  IN WITNESS WHEREOF, the undersigned has caused this Note to be executed under seal by its duly authorized officer as of the day and year first written above.


                              "MAKER"

                              SATELLINK PAGING, LLC, a Georgia
                              limited liability company

                                  By:  Satellink Communications, Inc.,
                                         its Manager


                                       By:
                                          --------------------------------
                                       Name:
                                              ----------------------------
                                       Title:
                                              ----------------------------

                                       Attest:
                                              ----------------------------
                                       Name:
                                              ----------------------------
                                       Title:
                                              ----------------------------

                                                  [CORPORATE SEAL]

                                  Schedule to
                             Revolving Credit Note
                          dated as of March __, 1998
                           of Satellink Paging, LLC,
                      a Georgia limited liability company


         Principal                              Principal
         Amount of    Interest    Amount of    Outstanding
Date       Loan         Rate       Payment       Balance
----     ---------    --------    ---------     ---------

                                    ANNEX II
                                    --------

                                   Exhibit B
                                       to
                           Third Amended and Restated
                          Loan and Security Agreement
                           dated as of June 27, 1997

                               FORM OF TERM NOTE

                                              New York, New York
$_____________                                As of _______ __, 1997

          FOR VALUE RECEIVED, the undersigned, SATELLINK PAGING, LLC, a Georgia limited liability company (hereinafter referred to as "Maker"), promises to pay
                                                       -----
to the order of __________________________ (hereinafter referred to as the

"Holder"), at such account or at such other place as Holder may from time to
-------
time designate in writing, the principal sum of ___________________ UNITED STATES DOLLARS (U.S. $_____________), repayable in accordance with the Loan Agreement referred to below. Each capitalized term contained herein and not otherwise defined herein shall have the meaning given to such term in the Loan Agreement.

          Interest on the principal balance from time to time outstanding hereunder shall accrue at the rates and shall be payable in the manner set forth in that certain Third Amended and Restated Loan and Security Agreement dated as of June 27, 1997, as amended, by and among Maker, Satellink Communications, Inc., a Georgia corporation, the Lenders from time to time party thereto, and Bank Austria Creditanstalt Corporate Finance, Inc., as Agent for the Lenders (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"). In no contingency or event whatsoever
                        --------------
shall the interest rate charged pursuant to the terms of this Term Note (the

"Note") exceed the highest rate permissible under any law which a court of
-----
competent jurisdiction shall, in a final determination, deem applicable hereto, In the event that such a court determines that Holder has received interest hereunder in excess of the highest applicable rate, Holder shall promptly refund such excess interest to Maker.

          This Note is, in part, a replacement, renewal and extension of that certain Term Note, dated as of June 27, 1997 executed by Maker in favor of Holder. This Note is a "Term Note" referred to in the Loan Agreement, and is subject to all of the terms and conditions of the Loan Agreement, including, but not limited to, those relating to prepayments hereon, and those relating to the acceleration of the indebtedness represented hereby upon the occurrence of an Event of Default. Payment of this Note is secured by the Collateral. All prepayments under this Note shall be applied to the principal installments hereof in the inverse order of their maturities.

          In the event that all of any portion of the indebtedness evidenced hereby shall be collected by or through an attorney-at-law, Holder shall be entitled to collect from Maker all costs of collection, including reasonable attorneys' fees.

          The Maker hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor and all other notices in connection with this Note. This Note shall be payable without right of setoff, any defense of want or failure of consideration, nonperformance of any condition precedent, nondelivery or delivery for a special purpose or any other defense of any nature whatsoever.

          THIS NOTE, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW). MAKER HEREBY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE (B) AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS NOTE AND (C) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE HOLDER TO BRING PROCEEDINGS AGAINST MAKER IN THE COURTS OF ANY OTHER JURISDICTION.

          MAKER HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING BASED ON OR ARISING OUT OF, UNDER, IN CONNECTION WITH, OR RELATING TO THIS NOTE, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF MAKER OF HOLDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDER TO MAKE THE LOANS EVIDENCED BY THIS NOTE TO MAKER.

          IN WITNESS WHEREOF, the undersigned has caused this Note to be executed under seal by its duly authorized officer as of the day and year first written above.

                              "MAKER"


                              SATELLINK PAGING, LLC, a Georgia
                              limited liability company

                                 By:  Satellink Communications, Inc.,
                                      its Manager


                                 By:
                                    --------------------------------
                                 Name:
                                        ----------------------------
                                 Title:
                                        ----------------------------

                                 Attest:
                                        ----------------------------
                                 Name:
                                        ----------------------------
                                 Title:
                                        ----------------------------

                                         [CORPORATE SEAL]